Exhibit A

SCHEDULE OF PARTNERS,

ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS

AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #

2/12/1997	Golf Legends Ltd., Inc. 1500 Legends Drive Myrtle Beach, SC 29578	$30,647,030	1,532,352		57-0886834

4/2/2001	Legends (conversion)		(294,613)

7/31/2001	Redemption at disposition	$(14,852,868)	(1,237,739)
7/31/2001	Residual Value	$(15,794,162)

	Legends Total	$-	-	0.00%

2/12/1997	Seaside Resorts Ltd., Inc. 1500 Legends Drive Myrtle Beach, SC 29578	$16,129,118	806,456		57-0729308

7/31/2001	Redemption at disposition	(9,677,472)	(806,456)
7/31/2001	Residual Value	(6,451,646)

	Seaside Resorts Ltd., Inc. Total	$-	-	0.00%

2/12/1997	Heritage Golf Club, Ltd., Inc. 1500 Legends Drive Myrtle Beach, SC 29578	$16,031,230	801,561		57-0818596

1/6/1999	Heritage (conversion)		(11,700)

7/31/2001	Redemption at disposition	(9,478,332)	(789,861)
7/31/2001	Residual Value	(6,552,898)

	Heritage Golf Club, Ltd., Inc. Total	$-	-	0.00%

2/12/1997	Legends of Virginia L.C. 1500 Legends Drive Myrtle Beach, SC 29578	$11,963,738	598,187		57-1003883

4/2/2001	Legends (conversion)		(598,187)

7/31/2001	Residual Value	$(11,963,738)

	Legends of Virginia Total	$-	-	0.00%

2/12/1997	Northgate 16055 Northgate Forest Drive Houston, TX 77068	$3,797,071	189,854		76-0527250

5/20/1998	Northgate (redemption)	$(158,969)	(5,000)

1/6/1999	Northgate (conversion	$-	(30,000)

3/2/2001	Northgate (conversion)		(60,581)

	Northgate Total	$3,638,102	94,273	1.17%

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #

2/12/1997	Olde Atlanta Golf Club Limited Partnership c/o The Crescent Company 1580 S. Milwaukee Ave., Suite 101 Libertyville, IL 60048	$1,444,926	72,246		36-3834881

4/13/1998	Olde Atlanta (redemption)	$(62,837.60)	(2,000)

5/20/1998	Olde Atlanta (redemption)	$(64,017.60)	(2,000)

8/21/1998	Olde Atlanta (redemption)	$(52,387.50)	(1,500)

12/10/1998	Olde Atlanta (redemption)	$(30,166.11)	(1,150)

1/20/1999	Olde Atlanta (redemption)	$(66,078.50)	(2,500)

4/6/1999	Olde Atlanta (conversion)	$-	(2,000)

5/1/1999	Olde Atlanta (recapitalization)	$683,967	30,826

5/27/1999	Olde Atlanta (conversion))		(2,000)

7/15/1999	Olde Atlanta (conversion)		(3,500)

1/10/2000	Olde Atlanta (conversion)		(3,300)

1/26/2000	Olde Atlanta (conversion)		(4,100)

4/28/2000	Olde Atlanta (correction from 3/24/99)		2,000

8/14/2000	Olde Atlanta (conversion)		(10,600)

7/9/2001	Redemption at disposition	(757,036.50)	(70,422)
7/9/2001	Residual Value	(1,096,369.48)

	Olde Atlanta Total	$-	-	0.00%

2/12/1997	Bright's Creek Development Co. LLC 104 Cotton Creek Drive Gulf Shores, AL 36542	$2,119,005	105,950		63-1120089

5/1/2001	Redemption at disposition	(1,271,400)	(105,950)

5/1/2001	Residual Value	(847,605)

	Woodlands Total	$-	-	0.00%

10/31/1996	David Dick Joseph 14 North Adger's Wharf Charleston, SC 29401	-	12,500	0.00%	###-##-####

12/14/1999	David Dick Joseph (conversion)		(12,500)

		-	-
2/4/1997	W. Bradley Blair, II 14 North Adger's Wharf Charleston, SC 29401	$-	12,500	0.15%	###-##-####

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #

2/4/1997	James Hoppenrath 422 1/2 Marguerite Ave. Corona Del Mar CA 92625	$-	3,750	0.00%	###-##-####

1/6/2000	James Hoppenrath (conversion)		(3,750)
		$-	-

6/20/1997	Golf Host Resorts, Inc. c/o Starwood Capital Group, LP Three Pickwick Plaza, Suite 250 Greenwich, CT 06830	$-	274,039	0.00%	84-0631130

3/3/2000	Golf Host (conversion)		(274,039)
			-

9/2/1997	John J. Rainieri, Sr. Betty Rainieri 4350 Mayfair Road Uniontown, OH 44685	$3,198,168	114,237		###-##-#### ###-##-####

1/4/2001	Redemption at disposition	$(910,632)	(75,886)

5/16/2001	Redemption at disposition	$(460,212)	(38,351)
5/16/2001	Residual Value	$(1,827,324)

	Rainieri Total-	$-	0	0.00%

9/2/1997	Raintree Country Club, Inc. 4350 Mayfair Road Uniontown, OH 44685	$204,138	7,292	0.00%	34-1736212

1/4/2001	Raintree (redemption at disposition)	$(87,504)	(7,292)

1/4/2001	Residual Value (Value at Issue – Value at Redemption)	$(116,634)

	Raintree Country Club, Inc. Total	$-	-	0.00%

9/30/1997	Eagle Watch Golf Club, Limited Partnership c/o E. Neal Trogdon The Crescent Company 1580 South Milwaukee Avenue, Suite 101 Libertyville, IL 60048	$1,890,682	70,158		36-3903287

11/2/1998	Eagle Watch (redemption)	$(64,199.00)	(2,150)

5/21/1999	Eagle Watch (conversion)		(1,250)

4/28/2000	Eagle Watch (correction from 3/24/99)		(2,000)

7/9/2001	Redemption at disposition	$(696,148.50)	(64,758)
7/9/2001	Residual Value	$(1,130,334.50)

	Eagle Watch Total	$-	-	0.00%

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #

10/17/1997	Properties of the Country, Inc. 908 N. 2nd Street East Louisburg, KS 66053	$500,000	19,231		48-1157265

3/16/2001	Redemption at disposition	(230,772)	(19,231)

3/16/2001	Residual Value	(269,228)

	Properties of the Country, Inc. Total	$-	-	0.00%

11/25/1997	Granite Golf Corporation 1510 N. Hayden Road, Suite 7 Scottsdale, AZ 85260	$650,000	24,424		86-0926890

7/2/1999	Granite Golf (redemption)	(200,257)	(8,393)

7/27/1999	Granite Golf (redemption)	(237,935)	(10,354)

8/13/1999	Granite Golf (redemption)	(125,746)	(5,677)

8/13/1999	Residual Value (Value at Issue - Value at Redemption)	(86,062)	-	0.00%
		$-	-

12/19/1997	Stonehenge Golf Development, LLC 90 Mallet Hill Road Columbia, SC 29223	$4,500,000	169,811		56-2027442

1/10/2000	Stonehenge Golf (conversion)		(50,000)

6/20/2000	Stonehenge Golf (conversion)		(25,471)

		$4,500,000	94,340	1.17%

1/16/1998	Mystic Creek Golf Club, Limited Partnership 32605 West 12 Mile Road Suite 350 Farmington Hills, MI 48334	$1,500,000	52,724	0.65%	38-3187304

2/1/1998	Okeechobee Championship Golf, Inc. 2100 Emerald Dunes Drive West Palm Beach, FL 33411	$6,138,369	227,347 (1)	0.11%	65-0115196

9/7/2001	Redemption at disposition	(2,289,924)	(218,088)

9/7/2001	Residual Value (Value at Issue - Value at Redemption)	(3,598,452)

	Okeechobee Championship Golf, Inc. Total	$249,993	9,259

(1)           Includes 218,088 Class A Common Units issued with a valuation of $5,888,376 and 9,259 Class B Common OP Units issued with a valuation of $249,993

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests

Federal ID #

5/22/1998	Eagle Ridge Lease Company LLC 16100 N. Greenway-Hayden Loop Scottsdale, AZ 85260	$1,198,750	35,794	0.44%	52-2099405

5/28/1998	Golf Classic Resorts, LLC 536 South Avenue Glencoe, IL 60022	$879,995	26,357	0.00%	85-0453484

11/26/1999	Golf Classic Resorts (redemption)	$(199,633)	(11,577)

12/31/1999	Golf Classic Resorts (redemption)	$(34,517)	(2,060)

2/7/2000	Golf Classic Resorts (redemption)	$(221,408)	(12,720)

2/7/2000	Residual Value (Value at Issue - Value at Redemption)	$(424,437)

		-	-

8/28/1998	Osage National Golf Club LLC 900 Hickory Street St. Louis, MO 63104	$3,451,068	124,700		43-1735431

6/30/1999	Osage (Redemption)	$(1,393,382)	(58,576)

6/20/2000	Osage (Redemption)	$(1,055,101)	(66,124)

6/20/2000	Residual Value (Value at Issue - Value at Redemption)	$(1,002,585)

		-	-	0.00%

12/14/1998	Brentwood Golf & Country Club, Inc. 4801 Faircourt, West Bloomfield, MI 48322 PO Box 386, Union Lake, MI 48387	$650,000	24,482	0.00%	38-3148750

6/20/2000	Brentwood (Redemption)	$(390,645)	(24,482)

6/20/2000	Residual Value	$(259,355)
		-	-

12/22/1998	Gutta-Percha Golf, Inc. 365 W. California Blvd. Suite 2 Pasadena, CA 91105	$870,000	32,986	0.00%	95-4493507

9/5/2000	Palm Desert (Redemption)	$(460,785)	(32,986)

9/5/2000	Residual Value	$(409,215)

		$-	-

2/4/1997	GTA LP, Inc. 14 North Adger's Wharf Charleston, SC 29401	$-	7,761,550	96.09%	58-2290326

2/4/1997	GTA GP, Inc. 14 North Adger's Wharf Charleston, SC 29401	$-	16,553	0.20%	58-2290217

Total Common OP Units			8,076,993	100.00%

Series A Preferred OP Units

4/2/1999	GTA LP, Inc. 14 North Adger's Wharf Charleston, SC 29401	20,000,000	800,000	100%

Series B Preferred OP Units

5/11/1999	Metamora Golf Operating Company, L.L.C. c/o Total Golf, Inc. 1303 W. Commerce Drive Milford, MI 48380	295,003	10,169		38-3462287

9/25/2000	Redemption at Disposition	(295,003)	(10,169)

		-	-	0.00%

Series C Preferred OP Units

7/28/1999	Burning Embers Corporation 801Aaron Smith Drive Bridgeport, WV 26330	1,350,000	48,949		55-0720833

6/20/2001	Redemption (foreclosure on collateral)	(1,350,000)	(48,949)

		-	-	0.00%